Lithia Motors Reports Record Adjusted EPS of $0.74 for Fourth Quarter and $2.96 for Full Year 2012

MEDFORD, OR -- (Marketwire - February 20, 2013) - Lithia Motors, Inc. (NYSE: LAD) today reported the highest fourth quarter adjusted net income in Company history, and increased earnings 52% for the fourth quarter 2012 over the prior year period.

2012 fourth quarter adjusted income from continuing operations was $19.3 million, or $0.74 per diluted share. This compares to a 2011 fourth quarter adjusted income from continuing operations of $12.7 million, or $0.48 per diluted share.

Unadjusted net income from continuing operations for the fourth quarter of 2012 was $19.7 million or $0.76 per diluted share, compared to $16.0 million or $0.61 per diluted share for 2011. As shown in the attached non-GAAP reconciliation tables, the 2012 fourth quarter adjusted income from continuing operations is reduced to exclude a benefit of $0.02 per share for a non-core tax attribute. The 2011 fourth quarter adjusted results from continuing operations exclude a benefit of $0.15 per share gain on the sale of real estate offset by a non-core reserve adjustment charge of $0.02 per share.

Fourth Quarter-over-Quarter Operating Highlights:

  New vehicle same store sales increased 31%
  Used vehicle retail same store sales increased 20%
  Service, body and parts same store sales increased 8%
  SG&A expense as a percentage of gross profit was 70%

Fourth quarter 2012 revenue from continuing operations increased $182.0 million, or 26%, to $877.4 million from $695.4 million in the fourth quarter of 2011.

Full Year-over-Year Operating Highlights:

  New vehicle same store sales increased 30%
  Used vehicle retail same store sales increased 21%
  Service, body and parts same store sales increased 7%
  Adjusted SG&A expense as a percentage of gross profit was 69%

For the full year of 2012, revenue from continuing operations increased 26% to $3.3 billion from $2.6 billion in 2011.

"We grew total same store revenue 23% in 2012," said Bryan DeBoer, President and CEO. "This is on top of total same store revenue increases of 22% in 2011 and 18% in 2010. Most automotive analysts believe a multi-year recovery in auto sales remains ahead of us, and many of the western markets we do business in are still significantly below peak registration levels experienced in 2005 and 2006. Our store leaders continue to challenge their teams and remain driven to improve store performance in 2013 and beyond."

For the full year of 2012, adjusted net income from continuing operations increased 52% to $2.96 per diluted share compared to $1.95 per diluted share for the full year 2011. Unadjusted, for the full year of 2012, net income from continuing operations was $3.03 per diluted share, compared to $2.07 per diluted share for the full year of 2011.

Chris Holzshu, SVP and CFO, said, "We finished 2012 with full year adjusted SG&A expense as a percentage of gross profit of 69.4%. This is a record result and finishing below 70% is a milestone we have been pursuing for the past two years. For the full year, incremental throughput, or the percentage of additional same store gross profit dollars that we retain after deducting selling costs, was 51%. Our stores remain focused on maintaining incremental throughput above 50%, which will reduce our SG&A expense as a percentage of gross profit in 2013. We believe SG&A expense as a percentage of gross profit can be in the high 60 percent range with improved sales."

Corporate Development
For the full year 2012, we purchased four stores and were granted two new stores, contributing estimated annualized revenues of $260 million.

Bryan DeBoer, President and CEO, stated, "We continue to emphasize acquisitions as one of the long term drivers of growth for Lithia. We remain focused on increasing our store count through acquisitions in 2013, and believe that compelling opportunities currently exist in the marketplace."

Balance Sheet Update
We ended the fourth quarter with $43 million in cash and $120 million in available credit on our credit facilities. Additionally, approximately $102 million of operating real estate is currently unfinanced, which could provide up to an additional $77 million in available liquidity, for total liquidity of $240 million.

During the fourth quarter, we increased the capacity on our syndicated credit facility by $150 million to $800 million in total availability. The facility allocates $575 million to new vehicle floorplan financing, $80 million to used vehicle floorplan financing, and $145 million to our revolving line of credit, and matures in April 2017.

Dividend Payment
As previously announced, we declared and paid a dividend of $0.10 per share in December 2012 for the fourth quarter of 2012. The dividend was in lieu of the dividend typically declared and paid each year in March.

Increased Outlook for 2013
We project 2013 first quarter earnings of $0.69 to $0.71 per diluted share and full-year 2013 earnings of $3.25 to $3.35 per diluted share. Both projections are based on the following annual assumptions:

  Total revenues of $3.7 to $3.8 billion
  New vehicle same store sales increasing 11.5%
  New vehicle gross margin of 7.1% to 7.3%
  Used vehicle same store sales increasing 9.0%
  Used vehicle gross margin of 14.3% to 14.5%
  Service body and parts same store sales increasing 5.0%
  Service body and parts gross margin of 48.0% to 48.2%
  Finance and insurance gross profit of $1,100 per unit
  Tax rate of 39.5%
  Average diluted shares outstanding of 26.5 million
  Capital expenditures of $55 million
  Guidance excludes the impact of future acquisitions, dispositions, and any potential non-core items

Fourth Quarter Earnings Conference Call and Updated Presentation
The fourth quarter conference call may be accessed at 10:00 a.m. ET today by telephone at 877-407-8029. An updated presentation highlighting the fourth quarter results has been added to Investor Relations on www.lithia.com.

To listen live on our website or for replay, visit Investor Relations on www.lithia.com and click on webcasts. A playback of the conference call will be available on February 22, 2013 through March 6, 2013 by calling 877-660-6853 (Conference ID: 401506).

About Lithia
Lithia Motors, Inc. is the ninth largest automotive retailer in the United States. Lithia sells 27 brands of new vehicles and all brands of used vehicles at 87 stores in 11 states. Lithia also arranges finance, warranty, and credit insurance contracts; and provides vehicle parts, maintenance, and repair services at all of its locations.

Sites
www.lithia.com
www.lithiacareers.com
www.assuredservice.com

Lithia Motors on Facebook
http://www.facebook.com/LithiaMotors

Lithia Motors on Twitter
http://twitter.com/lithiamotors

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," "may," "seeks," "would," "should," "likely," or "will" and similar references to future periods. Examples of forward-looking statements in this press release include, among others, (1) statements regarding our belief about whether there will be a multi-year recovery in auto sales and (2) statements regarding our future SG&A expense as a percentage of gross profit.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms), government regulations, legislation and others set forth from time to time in our filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this release.

Non-GAAP Financial Measures
This press release and the attached financial tables contain non-GAAP financial measures such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating margin, adjusted operating profit as a percentage of gross profit, and adjusted pre-tax margin. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, we review any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. We caution you not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. We present cash flows from operations in the attached tables, adjusted to include the change in non-trade floor plan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, we have reconciled these measures to the most directly comparable GAAP measures in the attachments to this release. We believe the non-GAAP financial measures we present improve the transparency of our disclosures; provide a meaningful presentation of our results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of our results from core business operations. These presentations should not be considered an alternative to GAAP measures.

Lithia Motors, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands except per share data)

                            Three months ended                       %
                               December 31,          Increase    Increase
                             2012         2011      (Decrease)  (Decrease)
                         -----------  -----------  -----------  ----------
Revenues:
New vehicle retail       $   506,871  $   382,004  $   124,867        32.7%
Used vehicle retail          208,367      170,053       38,314        22.5
Used vehicle wholesale        35,768       34,862          906         2.6
Finance and insurance         29,244       22,397        6,847        30.6
Service, body and parts       89,665       82,053        7,612         9.3
Fleet and other                7,458        3,979        3,479        87.4
                         -----------  -----------  -----------  ----------
  Total revenues             877,373      695,348      182,025        26.2
Cost of sales:
New vehicle retail           471,336      353,207      118,129        33.4
Used vehicle retail          179,186      147,227       31,959        21.7
Used vehicle wholesale        35,010       34,872          138         0.4
Service, body and parts       46,410       43,652        2,758         6.3
Fleet and other                7,071        3,538        3,533        99.9
                         -----------  -----------  -----------  ----------
  Total cost of sales        739,013      582,496      156,517        26.9
                         -----------  -----------  -----------  ----------
Gross profit                 138,360      112,852       25,508        22.6
Asset Impairments                  -          504         (504)         NM
SG&A expense                  97,126       78,331       18,795        24.0
Depreciation and
 amortization                  4,441        4,095          346         8.4
                         -----------  -----------  -----------  ----------
Income from operations        36,793       29,922        6,871        23.0
Floor plan interest
 expense                      (3,490)      (2,706)         784        29.0
Other interest expense        (2,239)      (3,532)      (1,293)      (36.6)
Other income, net                754          233          521       223.6
                         -----------  -----------  -----------  ----------
Income from continuing
 operations before
 income taxes                 31,818       23,917        7,901        33.0
Income tax expense           (12,154)      (7,896)       4,258        53.9
Income tax rate                 38.2%        33.0%
                         -----------  -----------  -----------  ----------
Income from continuing
 operations              $    19,664  $    16,021  $     3,643        22.7%
Income from discontinued
 operations, net of tax          169        2,745       (2,576)      (93.8)
                         -----------  -----------  -----------  ----------
Net income               $    19,833  $    18,766  $     1,067         5.7%

Diluted net income per
 share:
Continuing operations    $      0.76  $      0.61  $      0.15        24.6%
Discontinued operations            -         0.10        (0.10)         NM
                         -----------  -----------  -----------  ----------
Net income per share     $      0.76  $      0.71  $      0.05         7.0%
                         ===========  ===========  ===========  ==========

Diluted shares
 outstanding                  26,068       26,442         (374)       (1.4)%

NM - not meaningful

Lithia Motors, Inc.
Key Performance Metrics
(Unaudited)

                              Three months ended                     %
                                 December 31,        Increase    Increase
                            ----------------------
                               2012        2011     (Decrease)  (Decrease)
                            ----------  ----------  ----------  ----------
Gross margin
New vehicle retail                 7.0%        7.5%   (50) bps
Used vehicle retail               14.0        13.4      60 bps
Used vehicle wholesale             2.1         0.0     210 bps
Finance and insurance            100.0       100.0       - bps
Service, body and parts           48.2        46.8     140 bps
Fleet and Other                    5.2        11.1   (590) bps
Gross profit margin               15.8        16.2    (40) bps

Unit sales
New vehicle retail              14,713      11,161       3,552        31.8%
Used vehicle retail             11,943       9,810       2,133        21.7
Used vehicle wholesale           5,009       4,270         739        17.3
Total units sold                31,665      25,241       6,424        25.5

Average selling price
New vehicle retail          $   34,451  $   34,227  $      224         0.7%
Used vehicle retail             17,447      17,335         112         0.6
Used vehicle wholesale           7,141       8,164      (1,023)      (12.5)

Average gross profit per
 unit
New vehicle retail          $    2,415  $    2,580  $     (165)       (6.4)%
Used vehicle retail              2,443       2,327         116         5.0
Used vehicle wholesale             151          (2)        153          NM
Finance and insurance            1,097       1,068          29         2.7

Revenue mix
New vehicle retail                57.8%       54.9%
Used vehicle retail               23.7        24.5
Used vehicle wholesale             4.1         5.0
Finance and insurance, net         3.3         3.2
Service, body and parts           10.2        11.8
Fleet and other                    0.9         0.6

                                          Adjusted           As reported
                                     ------------------  ------------------
                                     Three months ended  Three months ended
                                        December 31,        December 31,
                                     ------------------  ------------------
Other metrics                          2012      2011      2012      2011
                                     --------  --------  --------  --------
SG&A as a % of revenue                   11.1%     12.2%     11.1%     11.3%
SG&A as a % of gross profit              70.2      74.4      70.2      69.4
Operating profit as a % of revenue        4.2       3.6       4.2       4.3
Operating profit as a % of gross
 profit                                  26.6      22.0      26.6      26.5
Pretax margin                             3.6       2.7       3.6       3.4
Net profit margin                         2.2       1.8       2.2       2.3

NM - not meaningful

Lithia Motors, Inc.
Same Store Operating Highlights
(Unaudited)

                               Three months ended                    %
                                  December 31,       Increase    Increase
                             ---------------------
                                2012       2011     (Decrease)  (Decrease)
                             ---------- ----------  ----------  ----------
Revenues
New vehicle retail           $  489,968 $  374,573  $  115,395        30.8%
Used vehicle retail             200,409    166,889      33,520        20.1
Used vehicle wholesale           33,191     32,653         538         1.6
Finance and insurance            28,360     21,703       6,657        30.7
Service, body and parts          87,088     80,557       6,531         8.1
Fleet and other                   7,260      3,544       3,716       104.9
                             ---------- ----------  ----------
Total revenues               $  846,276 $  679,919  $  166,357        24.5

Gross profit
New vehicle retail           $   34,107 $   28,178  $    5,929        21.0%
Used vehicle retail              28,300     22,440       5,860        26.1
Used vehicle wholesale              685         38         647          NM
Finance and insurance            28,360     21,703       6,657        30.7
Service, body and parts          41,255     37,777       3,478         9.2
Fleet and other                     240       (120)        360          NM
                             ---------- ----------  ----------
Total gross profit           $  132,947 $  110,016  $   22,931        20.8

Unit sales
New vehicle retail               14,216     10,933       3,283        30.0%
Used vehicle retail              11,482      9,613       1,869        19.4
Used vehicle wholesale            4,744      4,076         668        16.4
Total units sold                 30,442     24,622       5,820        23.6

Average selling price
New vehicle retail           $   34,466 $   34,261  $      205         0.6%
Used vehicle retail              17,454     17,361          93         0.5
Used vehicle wholesale            6,996      8,011      (1,015)      (12.7)

Average gross profit per
 unit
New vehicle retail           $    2,399 $    2,577  $     (178)       (6.9)%
Used vehicle retail               2,465      2,334         131         5.6
Used vehicle wholesale              144          9         135          NM
Finance and insurance             1,104      1,056          48         4.5

NM - not meaningful

Lithia Motors, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands except per share data)

                              Twelve months ended                    %
                                 December 31,        Increase    Increase
                            ----------------------
                               2012        2011     (Decrease)  (Decrease)
                            ----------  ----------  ----------  ----------
Revenues:
New vehicle retail          $1,847,603  $1,391,375  $  456,228        32.8%
Used vehicle retail            833,484     678,571     154,913        22.8
Used vehicle wholesale         139,237     128,329      10,908         8.5
Finance and insurance          112,234      84,130      28,104        33.4
Service, body and parts        347,703     315,958      31,745        10.0
Fleet and other                 36,226      34,383       1,843         5.4
                            ----------  ----------  ----------  ----------
  Total revenues             3,316,487   2,632,746     683,741        26.0
Cost of sales:
New vehicle retail           1,713,156   1,284,225     428,931        33.4
Used vehicle retail            711,763     580,357     131,406        22.6
Used vehicle wholesale         137,823     127,732      10,091         7.9
Service, body and parts        179,633     163,738      15,895         9.7
Fleet and other                 34,812      31,410       3,402        10.8
                            ----------  ----------  ----------  ----------
  Total cost of sales        2,777,187   2,187,462     589,725        27.0
                            ----------  ----------  ----------  ----------
Gross profit                   539,300     445,284      94,016        21.1
Asset impairments                  115       1,376      (1,261)      (91.6)
SG&A expense                   373,688     316,663      57,025        18.0
Depreciation and
 amortization                   17,128      16,427         701         4.3
                            ----------  ----------  ----------  ----------
Income from operations         148,369     110,818      37,551        33.9
Floor plan interest expense    (12,816)    (10,364)      2,452        23.7
Other interest expense          (9,621)    (12,878)     (3,257)      (25.3)
Other income, net                2,525         694       1,831       263.8
                            ----------  ----------  ----------  ----------
Income from continuing
 operations before income
 taxes                         128,457      88,270      40,187        45.5
Income tax expense             (49,062)    (33,060)     16,002        48.4
Income tax rate                   38.2%       37.5%
                            ----------  ----------  ----------  ----------
Income from continuing
 operations                 $   79,395  $   55,210  $   24,185        43.8%
Income from discontinued
 operations, net of tax            967       3,650      (2,683)      (73.5)
                            ----------  ----------  ----------  ----------
Net income                  $   80,362  $   58,860  $   21,502        36.5%

Diluted net income per
 share:
Continuing operations       $     3.03  $     2.07  $     0.96        46.4%
Discontinued operations           0.04        0.14       (0.10)      (71.4)
                            ----------  ----------  ----------  ----------
Net income per share        $     3.07  $     2.21  $     0.86        38.9%
                            ==========  ==========  ==========  ==========

Diluted shares outstanding      26,170      26,664        (494)       (1.9)%

Lithia Motors, Inc.
Key Performance Metrics
(Unaudited)

                              Twelve months ended                    %
                                 December 31,        Increase    Increase
                            ----------------------
                               2012        2011     (Decrease)  (Decrease)
                            ----------  ----------  ----------  ----------
Gross margin
New vehicle retail                 7.3%        7.7%   (40) bps
Used vehicle retail               14.6        14.5      10 bps
Used vehicle wholesale             1.0         0.5      50 bps
Finance and insurance            100.0       100.0       - bps
Service, body and parts           48.3        48.2      10 bps
Fleet and Other                    3.9         8.6   (470) bps
Gross profit margin               16.3        16.9    (60) bps

Unit sales
New vehicle retail              55,666      42,139      13,527        32.1%
Used vehicle retail             47,965      39,436       8,529        21.6
Used vehicle wholesale          19,144      16,085       3,059        19.0
Total units sold               122,775      97,660      25,115        25.7

Average selling price
New vehicle retail          $   33,191  $   33,019  $      172         0.5%
Used vehicle retail             17,377      17,207         170         1.0
Used vehicle wholesale           7,273       7,978        (705)       (8.8)

Average gross profit per
 unit
New vehicle retail          $    2,415  $    2,543  $     (128)       (5.0)%
Used vehicle retail              2,538       2,490          48         1.9
Used vehicle wholesale              74          37          37       100.0
Finance and insurance            1,083       1,031          52         5.0

Revenue mix
New vehicle retail                55.7%       52.8%
Used vehicle retail               25.1        25.8
Used vehicle wholesale             4.2         4.9
Finance and insurance, net         3.4         3.2
Service, body and parts           10.5        12.0
Fleet and other                    1.1         1.3

                                    Adjusted               As reported
                             ----------------------  ----------------------
                               Twelve months ended     Twelve months ended
                                  December 31,            December 31,
Other metrics                   2012        2011        2012        2011
                             ----------  ----------  ----------  ----------
SG&A as a % of revenue             11.3%       12.3%       11.3%       12.0%
SG&A as a % of gross profit        69.4        72.5        69.3        71.1
Operating profit as a % of
 revenue                            4.5         4.0         4.5         4.2
Operating profit as a % of
 gross profit                      27.4        23.8        27.5        24.9
Pretax margin                       3.8         3.2         3.9         3.4
Net profit margin                   2.3         2.0         2.4         2.1

Lithia Motors, Inc.
Same Store Operating Highlights
(Unaudited)

                               Twelve months ended                   %
                                   December 31,      Increase    Increase
                              ---------------------
                                 2012       2011    (Decrease)  (Decrease)
                              ---------- ---------- ----------  ----------
Revenues
New vehicle retail            $1,776,896 $1,367,176 $  409,720        30.0%
Used vehicle retail              802,169    664,292    137,877        20.8
Used vehicle wholesale           132,722    123,046      9,676         7.9
Finance and insurance            107,376     81,055     26,321        32.5
Service, body and parts          329,803    309,805     19,998         6.5
Fleet and Other                   30,928     33,426     (2,498)       (7.5)
                              ---------- ---------- ----------
Total revenues                $3,179,894 $2,578,800 $  601,094        23.3

Gross profit
New vehicle retail            $  128,894 $  104,960 $   23,934        22.8%
Used vehicle retail              117,817     96,126     21,691        22.6
Used vehicle wholesale             1,320        635        685       107.9
Finance and insurance            107,376     81,055     26,321        32.5
Service, body and parts          155,813    146,827      8,986         6.1
Fleet and Other                      739      1,018       (279)      (27.4)
                              ---------- ---------- ----------
Total gross profit            $  511,959 $  430,621 $   81,338        18.9

Unit sales
New vehicle retail                53,590     41,391     12,199        29.5%
Used vehicle retail               46,179     38,628      7,551        19.5
Used vehicle wholesale            18,383     15,613      2,770        17.7
Total units sold                 118,152     95,632     22,520        23.5

Average selling price
New vehicle retail            $   33,157 $   33,031 $      126         0.4%
Used vehicle retail               17,371     17,197        174         1.0
Used vehicle wholesale             7,220      7,881       (661)       (8.4)

Average gross profit per unit
New vehicle retail            $    2,405 $    2,536 $     (131)       (5.2)%
Used vehicle retail                2,551      2,489         62         2.5
Used vehicle wholesale                72         41         31        75.6
Finance and insurance              1,076      1,013         63         6.2

Lithia Motors, Inc.
Other Highlights
(Unaudited)

                                              As of December 31,
                                            ---------------------
                                               2012       2011     Increase
                                            ---------- ---------- ----------
Days Supply(1)
New vehicle inventory                               76         62    14 days
Used vehicle inventory                              56         52     4 days

(1) Days supply calculated based on current inventory
levels, excluding in-transit vehicles, and a 30-day
historical cost of sales level.

Financial covenants
                                                              As of December
                                          Requirement            31, 2012
                                  -------------------------- ---------------
Current ratio                        Not less than 1.20 to 1       1.43 to 1
Fixed charge coverage ratio          Not less than 1.20 to 1       2.35 to 1
Leverage ratio                       Not more than 5.00 to 1       2.08 to 1
Funded debt restriction           Not more than $375 million $ 195.7 million

Lithia Motors, Inc.
Other Highlights
(Unaudited)
                                  Three months ended    Twelve months ended
                                     December 31,          December 31,
                                 --------------------  --------------------
                                    2012       2011       2012       2011
                                 ---------  ---------  ---------  ---------
New vehicle unit sales brand mix
Chrysler                              32.0%      31.4%      32.2%      31.4%
General Motors                        14.7       15.9       15.2       16.7
Toyota                                13.8       12.0       13.7       12.3
Subaru                                 7.8        6.1        7.3        5.5
BMW, MINI                              7.5        8.2        6.8        7.0
Honda, Acura                           6.7        6.1        6.9        6.9
Ford                                   6.2        6.5        5.5        6.2
Hyundai                                2.7        3.9        3.6        4.4
Mercedes                               2.7        2.7        2.2        1.7
Nissan                                 2.5        3.1        2.8        3.6
Volkswagen, Audi                       1.7        2.5        2.0        2.4
Kia                                    0.6        1.0        0.9        1.2
Mazda                                  0.5        0.3        0.5        0.5
Other                                  0.6        0.3        0.4        0.2

                                  Three months ended    Twelve months ended
                                     December 31,          December 31,
                                 --------------------  --------------------
                                    2012       2011       2012       2011
                                 ---------  ---------  ---------  ---------
Revenue geographic mix
Texas                                 24.3%      25.0%      25.0%      25.2%
Oregon                                20.1       20.1       19.9       18.4
California                            10.5       10.3       10.4       10.4
Washington                             8.8        8.4        8.3        8.4
Montana                                8.7        8.2        8.8        8.6
Alaska                                 7.8        8.5        8.5        9.5
Iowa                                   5.2        5.4        5.1        5.4
Idaho                                  5.0        5.8        5.3        6.1
Nevada                                 4.8        4.8        4.7        4.6
North Dakota                           2.9        2.4        2.5        2.3
New Mexico                             1.9        1.1        1.5        1.1

                                                        As of February 20,
                                                               2013
                                                       --------------------
                                                          # of       % of
Current store count mix                                  stores     total
                                                       ---------- ---------
Chrysler                                                       23      26.4%
General Motors                                                 14      16.1
Honda, Acura                                                    9      10.3
Toyota                                                          8       9.2
BMW, MINI                                                       7       8.0
Hyundai                                                         6       6.9
Ford                                                            5       5.7
Nissan                                                          3       3.5
Mercedes                                                        3       3.5
Subaru                                                          3       3.5
Other                                                           3       3.5
Kia                                                             2       2.3
Volkswagen, Audi                                                1       1.1

Lithia Motors, Inc.
Consolidated Balance Sheets
(Unaudited)
(In thousands)

                                                 December 31,  December 31,
                                                     2012          2011
                                                 ------------  ------------
Cash and cash equivalents                        $     42,839  $     20,851
Trade receivables, net                                133,149        99,407
Inventories, net                                      723,326       506,484
Deferred income taxes                                   3,832         4,730
Other current assets                                   17,484        16,719
Assets held for sale                                   12,579             -
                                                 ------------  ------------
Total current assets                             $    933,209  $    648,191

Property and equipment, net                           425,086       373,779
Goodwill                                               32,047        18,958
Franchise value                                        62,429        59,095
Deferred income taxes                                  17,123        29,270
Other non-current assets                               22,808        16,840
                                                 ------------  ------------
Total assets                                     $  1,492,702     1,146,133
                                                 ============  ============

Floor plan notes payable                         $     13,454  $    114,760
Floor plan notes payable: non trade                   568,130       229,180
Current maturities of long-term debt                    8,182         8,221
Trade payables                                         41,589        31,712
Accrued liabilities                                    81,602        72,711
Liabilities related to assets held for sale             8,347             -
                                                 ------------  ------------
Total current liabilities                        $    721,304       456,584

Long-term debt                                        286,876       278,653
Deferred revenue                                       33,589        25,146
Other long-term liabilities                            22,832        18,629
                                                 ------------  ------------
Total liabilities                                $  1,064,601  $    779,012
                                                 ------------  ------------

Class A common stock                                  268,801       279,366
Class B common stock                                      343           468
Additional paid-in capital                             12,399        10,918
Accumulated other comprehensive loss                   (2,615)       (4,508)
Retained earnings                                     149,173        80,877
                                                 ------------  ------------
Total liabilities & stockholders' equity         $  1,492,702  $  1,146,133
                                                 ============  ============

Lithia Motors, Inc.
Summarized Cash Flow from Operations
(Unaudited)
(In thousands)

                                                       Twelve months ended
                                                          December 31,
                                                     ----------------------
                                                        2012        2011
                                                     ----------  ----------
Net income                                           $   80,362  $   58,860

Adjustments to reconcile net income to net cash used
 in operating activities:
Asset impairments                                           115       1,376
Depreciation and amortization                            17,128      16,427
Depreciation and amortization within discontinued
 operations                                                 186         521
Stock-based compensation                                  3,116       2,001
Gain on disposal of assets                                 (747)     (6,495)
(Gain) loss from disposal activities within
 discontinued operations                                    621      (4,396)
Deferred income taxes                                    14,172       8,093
Excess tax benefit from share-based payment
 arrangements                                            (2,802)       (525)
(Increase) decrease:
  Trade receivables, net                                (33,704)    (22,503)
  Inventories                                          (230,442)    (78,202)
  Other current assets                                   (4,194)    (13,111)
  Other non-current assets                               (6,176)     (1,108)
Increase (decrease):
  Floor plan notes payable                              (82,109)     13,510
  Trade payables                                          8,001       5,998
  Accrued liabilities                                    10,538      11,605
  Other long-term liabilities and deferred revenue       13,459       7,183
                                                     ----------  ----------
Net cash used in operating activities                $ (212,476) $     (766)
                                                     ==========  ==========

Lithia Motors, Inc.
Reconciliation of Non-GAAP Cash Flow from Operations
(Unaudited)
(In thousands)
                                                       Twelve months ended
                                                          December 31,
                                                     ----------------------
Net cash provided by (used in) operating activities     2012        2011
                                                     ----------  ----------
As reported                                          $ (212,476) $     (766)
  Floor plan notes payable, non-trade                   348,477      63,145
                                                     ----------  ----------
Adjusted                                             $  136,001  $   62,379
                                                     ==========  ==========

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(In thousands, except for per share data)
                                           Three months ended December 31,
                                                        2012
                                         ----------------------------------
                                             As          Tax
                                          reported    attribute   Adjusted
                                         ----------  ----------  ----------
Income from continuing operations before
 income taxes                            $   31,818  $        -  $   31,818
Income tax expense                          (12,154)       (374)    (12,528)
                                         ----------  ----------  ----------
Net income from continuing operations    $   19,664  $     (374) $   19,290
                                         ==========  ==========  ==========

Diluted earnings per share from
 continuing operations                   $     0.76  $    (0.02) $     0.74
Diluted share count                          26,068

                                    Three months ended December 31, 2011
                                -------------------------------------------
                                             Asset
                                          impairment
                                              and
                                   As      disposal     Reserve
                                reported     gain     adjustments  Adjusted
                                --------  ----------  -----------  --------
Cost of sales - service, body
 and parts                      $ 43,652  $        -  $      (950) $ 42,702
Gross profit                     112,852           -          950   113,802

Asset impairments                    504        (504)           -         -
Selling, general and
 administrative                   78,331       6,301            -    84,632

Income from operations            29,922      (5,797)         950    25,075

Income from continuing
 operations before income taxes $ 23,917  $   (5,797) $       950  $ 19,070
Income tax expense                (7,896)      1,842         (360)   (6,414)
                                --------  ----------  -----------  --------
Net income from continuing
 operations                     $ 16,021  $   (3,955) $       590  $ 12,656
                                ========  ==========  ===========  ========

Diluted earnings per share from
 continuing operations          $   0.61  $    (0.15) $      0.02  $   0.48
Diluted share count               26,442

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(In thousands, except for per share data)

                              Twelve months ended December 31, 2012
                     ------------------------------------------------------
                                  Asset
                               impairment
                                   and
                        As      disposal     Equity       Tax
                     reported     gain     investment  attribute   Adjusted
                     --------  ----------  ----------  ---------  ---------
Asset impairments    $    115  $     (115) $        -  $       -  $       -
Selling, general and
 administrative       373,688         739           -          -    374,427

Income from
 operations           148,369        (624)          -          -    147,745

Other income, net       2,525           -        (244)         -      2,281

Income from
 continuing
 operations before
 income taxes        $128,457  $     (624) $     (244) $       -  $ 127,589
Income tax expense    (49,062)        249          97     (1,447)   (50,163)
                     --------  ----------  ----------  ---------  ---------
Net income from
 continuing
 operations          $ 79,395  $     (375) $     (147) $  (1,447) $  77,426
                     ========  ==========  ==========  =========  =========

Diluted earnings per
 share from
 continuing
 operations          $   3.03  $    (0.01) $    (0.01) $   (0.05) $    2.96
Diluted share count    26,170

                                  Twelve months ended December 31, 2011
                              ---------------------------------------------
                                            Asset
                                         impairment
                                             and
                                  As      disposal     Reserve
                               reported     gain     adjustments   Adjusted
                              ---------  ----------  -----------  ---------
Cost of sales - service, body
 and parts                    $ 163,738  $        -  $      (950) $ 162,788
Gross profit                    445,284           -          950    446,234

Asset impairments                 1,376      (1,376)           -          -
Selling, general and
 administrative                 316,663       6,881            -    323,544

Income from operations          110,818      (5,505)         950    106,263

Income from continuing
 operations before income
 taxes                        $  88,270  $   (5,505) $       950  $  83,715
Income tax expense              (33,060)      1,724         (360)   (31,696)
                              ---------  ----------  -----------  ---------
Net income from continuing
 operations                   $  55,210  $   (3,781) $       590  $  52,019
                              =========  ==========  ===========  =========

Diluted earnings per share
 from continuing operations   $    2.07  $    (0.14) $      0.02  $    1.95
Diluted share count              26,664

Contact:
John North
VP Finance and Controller
(541) 618-5748